Exhibit 99.1

AmeriCredit Corporation

Composition of the Receivables

2004-1 Stat cut

5/17/04*

	New	Used	Total
Aggregate Principal Balance (1)	$203,919,753.49	$294,543,468.15	$498,463,221.64
Number of Receivables in Pool	9,492	20,064	29,556
Percent of Pool by Principal Balance	40.91%	59.09%	100.00%
Average Principal Balance	$21,483.33	$14,680.20	$16,865.04
Range of Principal Balances	($435.88 to $61,450.10)	($289.13 to $54,868.85)
Weighted Average APR (1)	14.31%	16.25%	15.46%
Range of APRs	(1.90% to 25.00%)	(4.75% to 29.07%)
Weighted Average Remaining Term	67	61	63
Range of Remaining Terms	(3 to 72 months )	(3 to 72 months )
Weighted Average Original Term	67	61	64
Range of Original Terms	(24 to 72 months )	(18 to 72 months )

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts’ aggregate yield on the Aggregate Principal Balance.

Distribution of the Receivables by APR as of the Cutoff Date

APR Range (1)	Aggregate Principal Balance as of Cutoff Date	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
1.000%-1.999%	201,306.18	0.04%	12	0.04%
2.000%-2.999%	125,944.82	0.03%	8	0.03%
3.000%-3.999%	478,585.19	0.10%	28	0.09%
4.000%-4.999%	237,212.56	0.05%	14	0.05%
5.000%-5.999%	332,235.40	0.07%	15	0.05%
6.000%-6.999%	1,264,365.42	0.25%	65	0.22%
7.000%-7.999%	4,915,442.03	0.99%	227	0.77%
8.000%-8.999%	10,071,887.23	2.02%	474	1.60%
9.000%-9.999%	29,569,760.68	5.93%	1,497	5.06%
10.000%-10.999%	26,409,234.40	5.30%	1,334	4.51%
11.000%-11.999%	31,537,623.18	6.33%	1,625	5.50%
12.000%-12.999%	43,646,855.43	8.76%	2,276	7.70%
13.000%-13.999%	36,836,128.95	7.39%	1,978	6.69%
14.000%-14.999%	39,446,733.78	7.91%	2,209	7.47%
15.000%-15.999%	39,925,538.10	8.01%	2,259	7.64%
16.000%-16.999%	45,430,609.28	9.11%	2,609	8.83%
17.000%-17.999%	59,878,454.47	12.01%	3,730	12.62%
18.000%-18.999%	55,515,996.75	11.14%	3,690	12.48%
19.000%-19.999%	37,731,876.86	7.57%	2,737	9.26%
20.000%-20.999%	20,534,233.08	4.12%	1,556	5.26%
21.000%-21.999%	11,019,033.74	2.21%	899	3.04%
22.000%-22.999%	1,871,600.97	0.38%	169	0.57%
23.000%-23.999%	1,092,106.63	0.22%	105	0.36%
24.000%-24.999%	244,498.06	0.05%	27	0.09%
25.000%-25.999%	107,953.94	0.02%	8	0.03%
26.000%-26.999%	16,688.12	0.00%	2	0.01%
27.000%-27.999%	14,137.33	0.00%	2	0.01%
28.000%-28.999%	—	0.00%	0	0.00%
29.000%-29.999%	7,179.06	0.00%	1	0.00%

TOTAL	498,463,221.64	100.00%	29,556	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR’s represent APR’s on Principal Balance net of such accrued interest.

(2)	Percentages may not add to 100% because of rounding.

*	Receivable information is through close of business on date indicated.

AmeriCredit Corporation

Distribution of the Receivables by Geographic Location of Obligor

2004-1 Stat cut

5/17/04*

State	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
Alabama	6,292,766.41	1.26%	368	1.25%
Arizona	11,188,547.41	2.24%	649	2.20%
Arkansas	3,650,046.55	0.73%	228	0.77%
California	56,552,931.26	11.35%	2,968	10.04%
Colorado	3,791,915.39	0.76%	223	0.75%
Connecticut	3,932,646.90	0.79%	248	0.84%
Delaware	2,175,835.64	0.44%	129	0.44%
District of Columbia	1,118,703.59	0.22%	61	0.21%
Florida	53,029,907.81	10.64%	3,096	10.48%
Georgia	16,446,046.55	3.30%	939	3.18%
Hawaii	1,320,039.72	0.26%	79	0.27%
Idaho	1,149,115.74	0.23%	69	0.23%
Illinois	18,337,263.54	3.68%	1,118	3.78%
Indiana	9,174,337.31	1.84%	592	2.00%
Iowa	2,124,649.30	0.43%	137	0.46%
Kansas	1,979,458.32	0.40%	113	0.38%
Kentucky	8,266,615.25	1.66%	512	1.73%
Louisiana	6,030,084.50	1.21%	334	1.13%
Maine	2,673,964.26	0.54%	194	0.66%
Maryland	11,891,204.80	2.39%	707	2.39%
Massachusetts	8,841,653.60	1.77%	534	1.81%
Michigan	10,981,938.21	2.20%	703	2.38%
Minnesota	3,469,224.41	0.70%	220	0.74%
Mississippi	4,609,687.37	0.92%	301	1.02%
Missouri	5,655,914.48	1.13%	355	1.20%
Nebraska	1,526,032.15	0.31%	98	0.33%
Nevada	6,533,310.00	1.31%	345	1.17%
New Hampshire	1,587,853.97	0.32%	106	0.36%
New Jersey	14,294,637.90	2.87%	844	2.86%
New Mexico	4,609,216.10	0.92%	260	0.88%
New York	25,373,055.10	5.09%	1,647	5.57%
North Carolina	12,098,325.85	2.43%	697	2.36%
Ohio	24,262,822.09	4.87%	1,605	5.43%
Oklahoma	5,653,676.30	1.13%	337	1.14%
Oregon	3,985,057.45	0.80%	264	0.89%
Pennsylvania	27,455,323.45	5.51%	1,769	5.99%
Rhode Island	1,335,363.02	0.27%	83	0.28%
South Carolina	4,715,849.68	0.95%	280	0.95%
Tennessee	10,168,024.61	2.04%	591	2.00%
Texas	60,297,998.83	12.10%	3,336	11.29%
Utah	2,015,438.79	0.40%	118	0.40%
Vermont	1,277,501.67	0.26%	86	0.29%
Virginia	13,985,994.10	2.81%	836	2.83%
Washington	9,984,120.95	2.00%	567	1.92%
West Virginia	4,851,789.39	0.97%	321	1.09%
Wisconsin	6,412,365.67	1.29%	407	1.38%
Other (3)	1,354,966.25	0.27%	82	0.28%

TOTAL	$498,463,221.64	100.00%	29,556	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.

(2)	Percentages may not add to 100% because of rounding.

(3)	States with aggregate principal balances less than $1,000,000.

*	Receivable information is through close of business on date indicated.

Other States

AA
AE	38,841.30	2
AK	309,244.84	19
AP	54,527.68	3
MT	119,275.23	6
ND	128,390.23	8
SD	237,931.60	18
VI	13,415.89	1
WY	453,339.48	25

Total	1,354,966.25	82